Revenues	6 Months Ended
Sep. 30, 2014
Revenues.
Revenues

10. Revenues

Revenues comprise the following:

	Three months ended September 30, 2014	Six months ended September 30, 2014	July 1, 2013 (inception) to September 30, 2013
Voyage charter revenues	$13,738,052	$21,927,340	$2,663,920
Time charter revenues	6,373,220	13,747,585	3,391,762
Other revenues	246,939	537,126	—
Total	$20,358,211	$36,212,051	$6,055,682

Time charter revenue included a profit-sharing element of the time charter agreements of $2.2 million and $5.3 million for the three and six months ended September 30, 2014, respectively. For the period July 1, 2013 (inception) to September 30, 2013, $0.9 million of the profit-sharing element of the time charter agreements is included in time charter revenue. Other revenue represents income from charterers relating to reimbursement of expenses such as costs for security guards and war risk insurance.